                                                                      EXHIBIT 99



                CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND
                     PRINCIPAL FINANCIAL OFFICER PURSUANT TO
                                 18 U.S.C. 1350



In connection with the    Form 10-Q     (the "Report") of Ferro Corporation
                       ----------------                   -----------------
                       [Name of Report]                   [Name of Company]

(the "Company") for the period ending September 30, 2002 , I, Hector R. Ortino ,
                                      -------------------     -----------------
                                            [Date]            [Name of Officer]

Chairman and Chief Executive Officer of the Company, certify that:
------------------------------------
              [Title]

            (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Hector R. Ortino
------------------------------------
Hector R. Ortino
Chairman and Chief Executive Officer



Dated:   November 14, 2002
      ------------------------------

                                                                      EXHIBIT 99



                CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND
                     PRINCIPAL FINANCIAL OFFICER PURSUANT TO
                                 18 U.S.C. 1350


In connection with the     Form 10-Q     (the "Report") of Ferro Corporation
                       -----------------                   ---------------------
                       [Name of Report]                      [Name of Company]

(the "Company") for the period ending September 30, 2002,  I, Bret W. Wise    ,
                                      ------------------      ----------------
                                            [Date]            [Name of Officer]

Chief Financial Officer of the Company, certify that:
-----------------------
        [Title]

            (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


   /s/ Bret W. Wise
------------------------------
Bret W. Wise
Chief Financial Officer



Dated:    November 14, 2002
      ------------------------

                                                                      EXHIBIT 99



                                 CERTIFICATIONS


         I, Hector R. Ortino, Chairman and Chief Executive Officer, certify that:

         1. I have reviewed this quarterly report on Form 10-Q of Ferro Corporation;

         2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

         3. Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this quarterly report;

         4. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and we have:

            a) designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared;

            b) evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this quarterly report (the "Evaluation Date"); and

            c) presented in this quarterly report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

         5. The registrant's other certifying officers and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent function):

            a) all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

            b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

                                                                      EXHIBIT 99



         6. The registrant's other certifying officers and I have indicated in this quarterly report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.


Date:    November 14, 2002
      ---------------------------


                                              /s/ Hector R. Ortino
                                           ------------------------------------
                                           Signature
                                           Hector R. Ortino

                                           Chairman and Chief Executive Officer
                                           ------------------------------------
                                           Title

                                                                      EXHIBIT 99


                                 CERTIFICATIONS
                                 --------------

         I, Bret W. Wise, Chief Financial Officer, certify that:

         1. I have reviewed this quarterly report on Form 10-Q of Ferro Corporation;

         2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

         3. Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this quarterly report;

         4. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and we have:

            a) designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared;

            b) evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this quarterly report (the "Evaluation Date"); and

            c) presented in this quarterly report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

         5. The registrant's other certifying officers and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent function):

            a) all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

            b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

                                                                      EXHIBIT 99



         6. The registrant's other certifying officers and I have indicated in this quarterly report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.


Date:     November 14, 2002
      ----------------------------


                                             /s/ Bret W. Wise
                                           ------------------------------------
                                           Signature
                                           Bret W. Wise

                                           Chief Financial Officer
                                           -----------------------
                                           Title